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                                 CERTIFICATIONS
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED IN SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and 18 U.S.C.
Section 1350, the undersigned officers of CitiStreet Funds, Inc. (the "Fund") hereby certify, to the best of our knowledge, that the Fund's Report on Form N-CSR for the period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



/s/ Robert C. Dughi
---------------------
Robert C. Dughi
Chairman of the Board



/s/ Paul S. Feinberg
---------------------
Paul S. Feinberg
President



/s/ Matthew Riordan
---------------------
Matthew Riordan
Treasurer and Chief Financial Officer



Dated:   August 17, 2005




This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.